Fees Summary	Jul. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 229,999,970.00
Previously Paid Amount	0.00
Total Fee Amount	35,213.00
Total Offset Amount	0.00
Net Fee	$ 35,213.00
Final Prospectus	false